Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

             One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation


                            SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) December 26, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                     (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200



Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on December 17, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

99.1. Distribution Date Statement relating to interest and prinicipal distributions made on December 17, 2001 on the Series 1999-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                    Robert Gillespie
                                    Title:  President

Dated: December 26, 2001

     (A)Initial Pool Principal Balance                                                        $ 180,036,224.65
     (B)Initial Certificates Principal Balance                                                $ 175,534,000.00
        (i)  Initial Class A-1  Certificate Principal Balance      $ 35,000,000.00
                                Certificate Amount Percentage                                       19.44%
                                Certificate Pass-through Rate                                        5.83%
        (ii) Initial Class A-2  Certificate Principal Balance      $ 31,000,000.00
                                Certificate Amount Percentage                                       17.22%
                                Certificate Pass-through Rate                                        5.80%
        (iii)Initial Class A-3  Certificate Principal Balance      $ 22,000,000.00
                                Certificate Amount Percentage                                       12.22%
                                Certificate Pass-through Rate                                        5.98%
        (iv) Initial Class A-4  Certificate Principal Balance      $ 34,000,000.00
                                Certificate Amount Percentage                                       18.89%
                                Certificate Pass-through Rate                                        6.48%
        (v)  Initial Class A-5  Certificate Principal Balance      $ 14,375,000.00
                                Certificate Amount Percentage                                        7.98%
                                Certificate Pass-through Rate                                        6.70%
        (vi) Initial Class M-1  Certificate Principal Balance      $ 13,503,000.00
                                Certificate Amount Percentage                                        7.50%
                                Certificate Pass-through Rate                                        6.79%
        (vii)Initial Class M-2  Certificate Principal Balance       $ 9,002,000.00
                                Certificate Amount Percentage                                        5.00%
                                Certificate Pass-through Rate                                        7.67%
        (viiiInitial Class B-1  Certificate Principal Balance       $ 8,552,000.00
                                Certificate Amount Percentage                                        4.75%
                                Certificate Pass-through Rate                                        8.50%
        (ix) Initial Class B-2  Certificate Principal Balance       $ 8,102,000.00
                                Certificate Amount Percentage                                        4.50%
                                Certificate Pass-through Rate                                        8.50%

     (C)Initial Weighted Average Coupon (WAC)                                                        9.96%
     (D)Initial Weighted Average Original Maturity (WAOM)                                           316.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                           315.00 months
     (F)Initial Number of Receivables                                                                4,678
     (G)Servicing Fee Rate                                                                           1.00%
     (H)Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                                 0.00%
        (ii) Reserve Fund Target %                                                                   0.00%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                         4.75%
        (iv) Target Overcollateralization Percentage After Crossover Date                            8.31%
        (v)  Target Overcollateralization Floor                                                      1.25%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                     4.75%
        (vii)Target Credit Enhancement % After Crossover Date                                        8.31%
        (viiiTarget Credit Enhancement Floor                                                         1.25%
        (ix) Target Credit Enhancement Amount                                                 $ 8,551,720.67
     (I)Crossover Date Tests
             Earliest Crossover Date                                                              Feb-2004
             Percent of Initial Suboridnation Percentage                                           190.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                         0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                       $ 141,073,030.06
     (B)Beginning Pool Factor                                                                   78.358136%
     (C)Ending Pool Schedule Balance                                                          $ 139,283,860.42
     (D)Ending Pool Factor                                                                      77.364353%
     (E)Ending Total Certificate Balance (after Current Distributions)                        $ 136,269,816.19
     (F)Current Overcollateralization Amount (after Current Distributions)                    $ 3,014,044.23
     (G)Weighted Average Coupon (WAC)                                                                9.85%
     (H)Weighted Average Remaining Maturity (WAM)                                                   287.72 months
     (I)Ending Number of Receivables                                                                 3,691


III. COLLECTION CALCULATIONS

     (A)Interest

        (i)  Scheduled Interest Collections during Current Period                                  909,236.64
        (ii) Paid Ahead Interest Collections applied to Current Period                              25,509.02
        (iii)Net Servicer Advance                                                                  196,266.57
        (iv) Liquidation Proceeds Attributable to Interest                                          45,121.47
        (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)         1,093.48
        (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        -
        (vii)Recoveries on Previously Liquidated Contracts                                               -
                                                                                                -------------
                                                                                                -------------
        (viiiTotal Interest Amount Available for Distribution                                    1,177,227.18

     (B)Principal

        (i)  Scheduled Principal Collections                                                       115,370.12
        (ii) Full and Partial Principal Prepayments                                                168,318.79
        (iii)Paid Ahead Principal Collections Applied to Current Period                              2,568.74
        (iv) Net Servicer Advance                                                                   27,170.48
        (v)  Liquidation Proceeds Attributable to Principal                                        479,634.65
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)          140,798.37
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                           0.00
        (viiiOther Principal Amounts                                                                     0.00
                                                                                                -------------
                                                                                                -------------
        (ix) Total Principal Amount Available for Distribution                                     933,861.15


IV.  DISTRIBUTION CALCULATIONS

     (A)     Total Interest Available for Distribution                                           1,177,227.18
     (B)     Total Principal Available for Distribution                                            933,861.15
     (C)     Reserve Fund Draw Amount Required                                                           0.00
     (D)     Draw on Letter of Credit for Interest Distribution                                          0.00
             Less:
             Monthly Servicing Fee                                                                 117,560.86
             Reimbursement to Servicer for Liquidation Expense                                           0.00
             Late Payment Fees, Extension Fees and Other Permitted Fees                                  0.00
             Other Permitted Withdrawals from Certificate Account                                        0.00
                                                                                                -------------
                                                                                                -------------
             Available Distribution Amount                                                       1,993,527.47

             Interest Accrual Period                                                                    30 days

             Total Interest Amount Due                                                             760,233.90
             Total Interest Distribution Amount                                                    760,233.90

             Amount Available for Principal Distribution Amount                                  1,233,293.57

             Total Principal Amount Available for Distribution                                     933,861.15
             Principal Loss on Liquidated Assets                                                   855,308.49
             Principal Distribution Shortfall Carryover Amount                                           0.00
             Overcollaterallization Writedown Amount                                               555,876.07
             Overcollaterallization Reduction Amount                                                     0.00
             Accelerated Principal Distribution Amount for Current Period                                0.00
                                                                                                -------------
                                                                                                -------------
             Total Principal Amount to be Distributed                                            1,233,293.57

             Draw on Letter of Credit for Principal Distribution                                         0.00
             Excess Interest                                                                             0.00
             Reserve Account Deposit                                                                     0.00
             Reserve Account Release                                                                     0.00
             Class X Distribution Amount                                                                 0.00
             Class R Distribution Amount                                                                 0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)       Beginning Advance                                                              4,972,349.20
        (ii)      Monthly Servicer Advance (Reimbursement)                                         196,266.57
                                                                                                -------------
                                                                                                -------------
        (iii)     Ending Advance Balance                                                         5,168,615.77

     (B)Principal
        (i)       Beginning Advance                                                                579,228.87
        (ii)      Monthly Servicer Advance (Reimbursement)                                          27,170.48
                                                                                                -------------
                                                                                                -------------
        (iii)     Ending Advance Balance                                                           606,399.35

     (C)Total Servicer Advance
        (i)       Beginning Advance                                                              5,551,578.07
        (ii)      Monthly Servicer Advance (Reimbursement)                                         223,437.05
                                                                                                -------------
                                                                                                -------------
        (iii)     Ending Advance Balance                                                         5,775,015.12

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)  Target Overcollaterallization Amount                                                8,551,720.67
        (ii) Beginning Balance                                                                   3,569,920.29
        (iii)Write Down for Certificate Distributions                                              555,876.07
        (iv) Overcollaterallization Addition Amount                                                      0.00
        (v)  Overcollaterallization Reduction Amount                                                     0.00
        (vi) Ending Balance                                                                      3,014,044.23

     (B)Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                               0.00
        (ii) Beginning Reserve Fund Balance                                                              0.00
        (iii)Draws for Certificate Distributions                                                         0.00
        (iv) Excess Interest Deposited                                                                   0.00
        (v)  Reserve Fund Release                                                                        0.00
        (vi) Ending Reserve Fund Balance                                                                 0.00

     (C)Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                               23,130,349.77
        (ii) Incremental LC                                                                              -
        (iii)Total LC Balance Available                                                         23,130,349.77
        (iv) Draw on LC for Interest Distribution                                                                    -
        (v)  Draw on LC for Principal Distribution                                                                   -
        (vii)Reduction in LC Balance                                                                     -
        (vi) Ending Balance                                                                     23,130,349.77


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)  Class A1
                                Pass-Through Rate                                                    5.83%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (ii) Class A2
                                Pass-Through Rate                                                    5.80%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                         $ 135,067.49
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                    $ 135,067.49
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ 4.36

        (iii)Class A3
                                Pass-Through Rate                                                    5.98%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                         $ 109,633.33
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                    $ 109,633.33
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ 4.98

        (iv) Class A4
                                Pass-Through Rate                                                    6.48%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                         $ 183,458.33
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                    $ 183,458.33
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ 5.40

        (v)  Class A5
                                Pass-Through Rate                                                    6.70%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                          $ 80,260.42
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                     $ 80,260.42
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ 5.58

     (B)Subordinate Certificates - Interest

        (i)  Class M1
                                Pass-Through Rate                                                    6.79%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                          $ 76,348.21
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                     $ 76,348.21
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                                $ 5.65


        (ii) Class M2
                                Pass-Through Rate                                                    7.67%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                          $ 57,500.28
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                     $ 57,500.28
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                                $ 6.39

        (iii)Class B1
                                Pass-Through Rate                                                    8.50%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                          $ 60,576.67
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                     $ 60,576.67
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                                $ 7.08

        (iv) Class B2
                                Pass-Through Rate                                                    8.50%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                          $ 57,389.17
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                     $ 57,389.17
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                                $ 7.08


     (C)Senior Certificates - Principal

        (i)  Class A1
                                Initial Certificate Balance                                     35,000,000.00
                                Initial Certificate Percentage                                      19.44%
                                Beginning Certificate Balance                                            0.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                                    0.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Accelerated Principal Distribution                                       0.00
                                Ending Certificate Balance                                               0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                                 0.00
                                Total Class Distribution                                                 0.00

        (ii) Class A2
                                Initial Certificate Balance                                     31,000,000.00
                                Initial Certificate Percentage                                      17.22%
                                Beginning Certificate Balance                                   27,969,109.77
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                           27,969,109.77
                                Current Principal Paid                                           1,233,293.57
                                Ending Principal Shortfall                                               0.00
                                Accelerated Principal Distribution                                       0.00
                                Ending Certificate Balance                                      26,735,816.19
                                Ending Pool Factor                                                  19.62%
                                Principal Paid per $1000                                                44.09
                                Total Class Distribution                                         1,233,293.57

        (iii)Class A3
                                Initial Certificate Balance                                     22,000,000.00
                                Initial Certificate Percentage                                      12.22%
                                Beginning Certificate Balance                                   22,000,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                           22,000,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Accelerated Principal Distribution                                       0.00
                                Ending Certificate Balance                                      22,000,000.00
                                Ending Pool Factor                                                  16.14%
                                Principal Paid per $1000                                                 0.00
                                Total Class Distribution                                                 0.00

        (iv) Class A4
                                Initial Certificate Balance                                     34,000,000.00
                                Initial Certificate Percentage                                      18.89%
                                Beginning Certificate Balance                                   34,000,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                           34,000,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Accelerated Principal Distribution                                       0.00
                                Ending Certificate Balance                                      34,000,000.00
                                Ending Pool Factor                                                  24.95%
                                Principal Paid per $1000                                                 0.00
                                Total Class Distribution                                                 0.00

        (v)  Class A5
                                Initial Certificate Balance                                     14,375,000.00
                                Initial Certificate Percentage                                       7.50%
                                Beginning Certificate Balance                                   14,375,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                           14,375,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Accelerated Principal Distribution                                       0.00
                                Ending Certificate Balance                                      14,375,000.00
                                Ending Pool Factor                                                  10.55%
                                Principal Paid per $1000                                                 0.00
                                Total Class Distribution                                                 0.00


     (D)Subordinate Certificates - Principal

        (i)  Class M1
                                Initial Certificate Balance                                     13,503,000.00
                                Initial Certificate Percentage                                       5.00%
                                Beginning Certificate Balance                                   13,503,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                           13,503,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Ending Certificate Balance- Excluding Writedowns                13,503,000.00
                                Ending Pool Factor                                                   9.91%
                                Principal Paid per $1000                                                 0.00
                                Beginning Outstanding Writedown                                          0.00
                                Current Writedown/Writeup                                                0.00
                                Ending Certificate Balance- Including Writedowns                         0.00
                                Total Class Distribution                                                 0.00


        (iii)Class M2
                                Initial Certificate Balance                                      9,002,000.00
                                Initial Certificate Percentage                                       5.00%
                                Beginning Certificate Balance                                    9,002,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                            9,002,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Ending Certificate Balance- Excluding Writedowns                 9,002,000.00
                                Ending Pool Factor                                                   6.61%
                                Principal Paid per $1000                                                 0.00
                                Beginning Outstanding Writedown                                          0.00
                                Current Writedown/Writeup                                                0.00
                                Ending Certificate Balance- Including Writedowns                         0.00
                                Total Class Distribution                                                 0.00

        (iv) Class B1
                                Initial Certificate Balance                                      8,552,000.00
                                Initial Certificate Percentage                                       4.75%
                                Beginning Certificate Balance                                    8,552,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                            8,552,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Ending Certificate Balance- Excluding Writedowns                 8,552,000.00
                                Ending Pool Factor                                                   6.28%
                                Principal Paid per $1000                                                 0.00
                                Beginning Outstanding Writedown                                          0.00
                                Current Writedown/Writeup                                                0.00
                                Ending Certificate Balance- Including Writedowns                         0.00
                                Total Class Distribution                                                 0.00

        (iv) Class B2
                                Initial Certificate Balance                                      8,102,000.00
                                Initial Certificate Percentage                                       4.50%
                                Beginning Certificate Balance                                    8,102,000.00
                                Shortfall Carryover                                                      0.00
                                Current Principal Due                                            8,102,000.00
                                Current Principal Paid                                                   0.00
                                Ending Principal Shortfall                                               0.00
                                Ending Certificate Balance- Excluding Writedowns                 8,102,000.00
                                Ending Pool Factor                                                   5.95%
                                Principal Paid per $1000                                                 0.00
                                Beginning Outstanding Writedown                                          0.00
                                Current Writedown/Writeup                                                0.00
                                Ending Certificate Balance- Including Writedowns                         0.00
                                Total Class Distribution                                                 0.00


     (E)Total Certificate Balances

                                                                    Beg of Period            End of Period
        (i)  Aggregate Balance of Certificates                     $ 137,503,109.77         $ 136,269,816.19
        (ii) Total Certificate Pool Factor                             78.3341744%             77.6315792%



VIII.DELINQUENCY INFORMATION

                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance       Units  Total Units
                                                  -----------------  ------------       -----  -----------
        30-59 Days Delinquent                      $ 14,136,773.70          10.15%        365        9.89%
        60-89 Days Delinquent                       $ 7,870,409.26           5.65%        207        5.61%
        90 Days or More Delinquent                 $ 22,579,507.94          16.21%        580       15.71%
        Homes Repossessed or Foreclosed Upon        $ 9,203,062.03           6.61%        239        6.48%


IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty

          (i)  Beginning Cumulative Repurchased Contracts since cutoff                          $ 281,484.34
        (ii) Number of Contracts repurchased this period                                                3.00
        (iii)Repurchase Price of Contracts this period                                          $ 141,891.85
        (iv) Ending Cumulative Repurchased Contracts since cutoff                               $ 423,376.19

     (B)Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                                   $ -
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                                        -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                   Units     Scheduled Balance
             Beginning Repossession Inventory                                       230        $ 8,946,869.70
             Repossessions Incurred                                                  46        $ 1,591,135.47
             Less Repurchase of Delinquent Loans                                      0                $ -
             Less Repossessions Sold                                                 37        $ 1,334,943.14
                                                                                   ========================
                                                                                   ========================
             Ending Repossession Inventory                                          239        $ 9,203,062.03

             Principal Balance of Repossessions Liquidated                                     $ 1,334,943.14
                  Liquidation Proceeds Attributable to Principal                                 $ 479,634.65
                                                                                                -------------
                                                                                                -------------
                       Principal Loss on Liquidation of Repo                                     $ 855,308.49
             Reimbursement to Servicer for Liquidation Expense                                         $ -
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                                -------------
                                                                                                -------------
             Net Liquidation Loss (Realized Loss)                                                $ 855,308.49

        Recoveries
             Liquidation Proceeds Attributable to Interest                                        $ 45,121.47
             Liquidation Proceeds Attributable to Principal                                      $ 479,634.65
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                                -------------
                                                                                                -------------
             Total Recoveries                                                                    $ 524,756.12
             Recovery Percentage of Principal Balance of Repossessions Liquidated                     39%



XI.  TRIGGERS

        Has the Crossover Date Occurred?                                              NO

             Where the Current Distribution Date of                                12/17/01
          is greater than the Earliest Crossover Date of                       February 29, 2004
                            And
          Subordinated Certificates Beginning Principal Balance of              39,159,000.00
          plus the Current Overcollateralization Amount of                       3,014,044.23
          divided by the Current Beginning Pool Principal Balance of           141,073,030.06
                                                                                ------------
                                                                                ------------
          Equals                                                                   29.89%
                                                                                ------------
                                                                                ------------
                            And is greater than the:
          Subordinated Initital Certificates Percentage of                         14.25%
          multiplied by the
          Percentage (as Percent of Initial Class Subordination Percentage)        175%
                                                                                ------------
                                                                                ------------
          Equals                                                                  24.94%
                                                                                ------------



        Principal Distribution Tests:                             Actual Ratio     Test Ratio    Result
                                                                  Over 60 Days Delinquent
                                                                  ----------------------------
             Current Mo                                                   28.47%
             1st Preceding Mo                                             27.42%
             2nd Preceding Mo                                             27.91%
             Average 60 Day Delinquency Ratio:                            27.93%     5.00%        FAIL

                                                                   Over 30 Days Delinquent
                                                                   ---------------------------
             Current Mo                                                   38.62%
             1st Preceding Mo                                             39.25%
             2nd Preceding Mo                                             37.97%
             Average 30 Day Delinquency Ratio:                            38.61%     7.00%        FAIL




                                                                                   Net Liquidation Losses
                                                  Ending Pool Bal                    (Realized Losses)
                                                  ----------------                ------------
             Current Mo                             139,283,860.42                        855,308.49
             1st Preceding Mo                       141,073,030.06                        693,685.60
             2nd Preceding Mo                       142,774,349.08                        406,746.01
                                ---------------------------------------------------------------------------
                                Total               423,131,239.56                 1,955,740.10
                                ---------------------------------------------------------------------------
                                Divided by                       3
                                -----------------------------------
                                Average             141,043,746.52



             Sum of last 3 months of Losses                           1,955,740.10
             Divided by 3 month average of Pool Balance             141,043,746.52
             Annualized  (multiply by 4)                                         4
             Current Realized Loss Ratio:                                    5.55%      2.75%     FAIL



             Beginning Cumulative Realized Losses                    13,279,412.04
             Net Liquidation Losses (Realized Losses)                   855,308.49
                                                                   ----------------
                                                                   ----------------
             Ending Cumulative Realized Losses                       14,134,720.53
             Divided by Initial Pool Principal Balance              180,036,224.65
             Cumulative Realized Loss Ratio:                                 7.85%      7.00%     FAIL


        Should Principal Be Distributed to the Subordinated Certificates?                          NO


The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance